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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported)   September 30, 1997


                   GMAC Commercial Mortgage Securities, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                   Delaware
                ----------------------------------------------
                (State or Other Jurisdiction of Incorporation)

              33-94448                               23-2811925
        ------------------------          ------------------------------------
        (Commission File Number)          (I.R.S. Employer Identification No.)

            650 Dresher Road
         Horsham, Pennsylvania                            19044
 ---------------------------------------     ---------------------------------
 (Address of Principal Executive Offices)              (Zip Code)


                                  215-328-3480
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

         On or about September 30, 1997, the Registrant expects to cause the issuance and sale of Commercial Pass-Through Certificates, Series 1997-C1 (the "Certificates") pursuant to a Pooling and Servicing Agreement, dated as of September 1, 1997, among the Registrant, GMAC Commercial Mortgage Corporation as master servicer and special servicer, La Salle National Bank as trustee, and ABN AMRO Bank N.V., as fiscal agent.

         In connection with the expected sale of the Certificates, Deutsche Morgan Grenfell Inc. ("DMG") and Lehman Brothers Inc. ("Lehman") (together, the "Underwriters") have advised the Registrant that DMG and Lehman have furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Certificates following the effective date of Registration Statement No. 33-94448, which Computational Materials are being filed as exhibits to this report.

         The Computational Materials were prepared by DMG and Lehman at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         In addition, the actual characteristics and performance of the mortgage loans underlying the Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.


EXHIBIT
  NO.             DOCUMENT DESCRIPTION
-------           --------------------

99.1(P) Computational Materials filed pursuant to Rules 202 and 311 of Regulation S-T and Continuing Hardship Exemption granted to GMAC Commercial Mortgage Securities, Inc. on November 4, 1996.(filed in paper only pursuant to continuing hardship exemption)





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      GMAC COMMERCIAL MORTGAGE SECURITIES, INC.

                                                   (Registrant)




Dated: September 30, 1997               By:  /s/ Elisa George
                                            -------------------------
                                        Name:    Elisa George
                                        Title:   Vice President

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                               INDEX TO EXHIBITS



EXHIBIT
  NO.             DOCUMENT DESCRIPTION
-------           --------------------

99.1 (P) Computational Materials filed pursuant to Rules 202 and 311 of Regulation S-T and Continuing Hardship Exemption granted to GMAC Commercial Mortgage Securities, Inc. on November 4, 1996.(filed in paper only pursuant to continuing hardship exemption)


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